QUARTERLY FINANCIAL INFORMATION (Unaudited)	12 Months Ended
Jan. 30, 2016
Quarterly Financial Information Disclosure [Abstract]
QUARTERLY FINANCIAL INFORMATION (Unaudited)
QUARTERLY FINANCIAL INFORMATION (Unaudited)
The following table sets forth certain items from the Company's unaudited consolidated income statements for each quarter of fiscal year 2015 and 2014.  The unaudited information has been prepared on the same basis as the audited consolidated financial statements appearing elsewhere in this report and includes all adjustments, consisting only of normal recurring adjustments, which management considers necessary for a fair presentation of the financial data shown.  On July 6, 2015, the Company acquired Family Dollar and the results of operations of Family Dollar are included beginning on that date. The operating results for any quarter are not necessarily indicative of results for a full year or for any future period.

(dollars in millions, except diluted net income per share data)	First Quarter (1)	Second Quarter (4)	Third Quarter	Fourth Quarter
Fiscal 2015:
Net sales	$2,176.7	$3,011.2	$4,945.2	$5,365.3
Gross profit	$748.9	$855.2	$1,400.0	$1,652.6
Operating income (2)	$232.8	$123.4	$223.7	$469.7
Net income (loss) (3)	$69.5	$(98.0)	$81.9	$229.0
Diluted net income (loss) per share (3)	$0.34	$(0.46)	$0.35	$0.97
Stores open at end of quarter	5,454	13,864	14,038	13,851
Comparable store net sales change	3.1%	2.4%	1.7%	1.3%
Fiscal 2014:
Net sales	$2,000.3	$2,031.1	$2,095.2	$2,475.6
Gross profit	$696.6	$694.1	$725.3	$918.1
Operating income (2)	$231.9	$205.0	$219.7	$383.6
Net income (3)	$138.3	$121.5	$133.0	$206.6
Diluted net income per share (3)	$0.67	$0.59	$0.64	$1.00
Stores open at end of quarter	5,080	5,166	5,282	5,367
Comparable store net sales change	1.9%	4.4%	5.9%	5.5%

(1) Easter was observed on April 5, 2015 and April 20, 2014.
(2) In the first, second and third quarters of 2015, the Company incurred $10.4 million, $17.7 million and $11.8 million, respectively, in selling, general and administrative expenses related to the Acquisition. In the second, third and fourth quarters of 2014, the Company incurred $7.5 million, $14.3 million and $6.7 million, respectively, related to the Acquisition.
(3) In the first, second and third quarters of 2015, net income (loss) and diluted net income (loss) per share were reduced by the costs related to the Acquisition noted in (2) above and interest expense related to the debt issued and retired in connection with the Acquisition, each of which was tax-effected, in the amounts of $76.8 million and $0.37 per share; $151.5 million and $0.70 per share; and $7.3 million and $0.03 per share, respectively. In the second, third and fourth quarters of 2014, net income and diluted net income per share were reduced by the costs related to the Acquisition noted in (2) above and interest expense related to the debt issued and retired in connection with the Acquisition, each of which was tax-effected, in the amounts of $4.6 million and $0.02 per share; $9.4 million and $0.05 per share; and $32.4 million or $0.16 per share, respectively.
(4) In addition to the costs noted in (2) and (3) above, gross profit in the second quarter of 2015 was reduced by $60.0 million of markdown expense related to sku rationalization and planned liquidations and $11.1 million related to the amortization of the stepped-up inventory sold in the quarter.